UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 19, 2024

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327

033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE
Cinemark USA, Inc.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.
On September 19, 2024, Cinemark USA, Inc. (“Cinemark USA”) deposited with Computershare Trust Company, N.A. (successor to Wells Fargo Bank, N.A.), as trustee (the “Trustee”) for the holders of Cinemark USA’s outstanding 5.875% Senior Notes due 2026 (the “5.875% Notes”),
non-callable
U.S. government securities (the “Deposited Securities”) in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge in full all 5.875% Notes outstanding on March 15, 2025 (the “Redemption Date”), including principal and accrued interest to the Redemption Date. In connection therewith, on September 19, 2024, the Trustee sent a notice of optional full redemption on behalf of Cinemark USA to the holders of the 5.875% Notes electing to redeem all outstanding 5.875% Notes on the Redemption Date. The redemption payment will include $59,715,000 of outstanding principal at the redemption price of 100.000% of the principal amount, plus accrued and unpaid interest thereon to the Redemption Date. Upon deposit of the Deposited Securities with the Trustee on September 19, 2024, the indenture governing the 5.875% Notes was satisfied and discharged and ceased to be of further effect, except as to surviving rights of registration of transfer or exchange of the 5.875% Notes, and the Trustee delivered a Satisfaction and Discharge of Indenture, dated September 19, 2024, evidencing the satisfaction and discharge of the indenture. The 5.875% Notes, which bore interest at 5.875% per year, were scheduled to mature on March 15, 2026.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
CINEMARK USA, INC.

Date: September 20, 2024	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Executive Vice President - General Counsel and
Business Affairs & Secretary